EXHIBIT 10.2      Operating Agreement



                                            [Table of Contents Deleted]


RSUANT TO APPLICABLE EXEMPTIONS OR BECAUSE THE MEMBER INTERESTS ARE NOT SECURITIES. WITHOUT SUCH REGISTRATION, THESE MEMBER INTERESTS MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE MANAGER OF THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE MANAGER OF THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE MANAGER TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE STATE OR FEDERAL SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER. ADDITIONALLY, ANY SALE OR OTHER TRANSFER OF THESE MEMBER INTERESTS IS SUBJECT TO CERTAIN RESTRICTIONS THAT ARE SET FORTH IN THIS AGREEMENT.

                                                OPERATING AGREEMENT
                                                        OF
                                           COMPLETE POWER SOLUTIONS, LLC

         THIS OPERATING AGREEMENT ("Agreement") is made and entered into effective as of the 27th day of January, 2006, by and among Complete Power Solutions, LLC, a Florida limited liability company ("Company"), and the Persons listed on Schedule A hereto (collectively referred to sometimes herein as the "Members" and individually as a "Member").

                                                W I T N E S S E T H

         WHEREAS, Articles of Organization ("Articles") legally creating the Company, have been filed with the Department of State of the State of Florida, and the Articles are hereby approved and the filing thereof ratified; and

         WHEREAS, the Members desire to participate together as a manager-managed limited liability company formed under Chapter 608 of the Florida Statutes to engage in the business described in Section 2.04 hereof; and

         WHEREAS, the Members desire to express in writing their mutual understandings and agreements with respect to the formation and operation of the Company; and

         WHEREAS, the Members believe that the best means to accomplish the foregoing is to supersede any prior agreements or understandings among them by setting forth in this Agreement all the terms, provisions, conditions and covenants by which the Company will be governed.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants and conditions contained herein, the parties hereto, each intending to be legally bound, hereby agree as follows:


INCORPORATION, SUPERSEDER, DEFINITIONS

(i) Incorporation. The foregoing recitals are true and correct and, together with any Schedules and Exhibits attached hereto, are hereby incorporated herein and made a part hereof.

         1.02 Superseder. The terms and conditions set forth in this Agreement, to the extent that they are inconsistent with any other instrument or understanding among one or more of the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law.

         1.03 Definitions. Capitalized terms used, but not otherwise defined, herein shall have the meanings hereafter set forth.

         (a) Adjusted Capital Account Deficit. With respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts which such Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5),
         and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         (b) Affiliate. When used with reference to a specified Person, (a) any Person who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (b) any Person who is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any Person who, directly or indirectly, is the beneficial owner of more than ten percent (10%) of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is directly or indirectly the owner of more than ten percent (10%) of any class of equity securities or in which the specified Person has a substantial beneficial interest, or (d) any Person who is the parent, sibling, spouse, child, or grandchild of the specified Person.

         (c) Agreement. This Agreement or any restatements hereof, as originally executed or as may be amended from time to time.
         (d) Assignee. Any Person who acquires (by purchase, gift, inheritance, judgment, Transfer or otherwise), or has an ownership or security interest (including any charging lien) in or against the Company or any Member Interest, but who has not been admitted as a Member of the Company in accordance with this Agreement.

         (e) Available Cash. The cash funds, including tax exempt income, generated by Company operations during a Fiscal Year (or other specified period), without deduction for non-cash expenses, but after deduction of cash funds used to pay all other expenses and obligations of the Company whether or not deductible for tax purposes, including, without limitation, principal and interest payments on Company indebtedness (including any loans made by a Member or its Affiliates), capital expenditures, operating expenditures, prepayments of indebtedness, any fees or costs payable to the Manager, and any reasonable amounts set aside for Reserves by the Company in the discretion of the Manager, whether for current operations or future investment. Available Cash shall not include or reflect Capital Contributions or any proceeds received or expenses incurred in connection with a Capital Transaction.

         (f) Bankruptcy. As used in this Agreement, the term "Bankruptcy," with respect to a specified Person, shall refer to: (i) the appointment of a receiver, conservator, rehabilitator or similar officer for the specified Person, unless the appointment of such officer shall be vacated and such officer discharged within one hundred twenty (120) days of the appointment; (ii) the taking of possession of, or the assumption of control over, all or any substantial part of the property of the specified Person by any receiver, conservator, rehabilitator or similar officer or by the United States government or any agency thereof, unless such property is relinquished within one hundred twenty (120) days of the taking; (iii) the filing of a petition in bankruptcy or the commencement of any proceeding under any present or future federal or state law relating to bankruptcy, insolvency, debt relief or reorganization of debtors by or against the specified Person, such petition or proceeding is not challenged within thirty (30) days after it is filed and if so challenged is not dismissed within one hundred twenty (120) days of the filing of the petition or the commencement of the proceeding; (iv) the making of an assignment for the benefit of creditors or a private composition, arrangement or adjustment with the creditors of such specified Person; or (v) the commencement of any proceeding supplementary to the execution of any judgment against the specified Person, unless such proceeding is dismissed within sixty (60) days of the date it was commenced.

         (g) Board of Managers. A Board of Managers shall be nominated and elected as described further in ARTICLE V hereof. The Company's Board of Managers is as in effect on the date hereof is listed on Schedule B attached hereto. Schedule B shall be amended from time to time to reflect the current members of the Board of Managers as such shall be nominated and elected in accordance with ARTICLE V hereof.

         (h) Business Day. This shall mean any weekday on which banks and all federal, state and local government offices are open for business in Broward County, Florida.

         (i) CHDT means China Direct Trading Corporation, a Florida corporation, and its successors and permitted assigns.

         (j) Capital Account. The capital account required to be established, determined and maintained separately for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv) promulgated under Code Section 704(b).

         (k) Capital Contribution. The amount of cash or the agreed fair market value of property contributed by each Member to the capital of the Company, as reflected in the books of the Company.

         (l) Capital Transaction. A Capital Transaction refers to an "Interim Capital Transaction" or a "Terminating Capital Transaction." An Interim Capital Transaction shall mean a transaction pursuant to which the Company borrows funds (including a refinancing), a sale, condemnation, exchange, abandonment, or other disposition of a portion (which is less than substantially all) of the assets of the Company, or an insurance recovery or any other transaction which, in accordance with generally accepted accounting principles, is considered capital in nature, other than a Terminating Capital Transaction. A Terminating Capital Transaction shall mean a sale, condemnation, exchange, or other disposition, whether by foreclosure, abandonment, or otherwise, of all or substantially all of the then remaining assets of the Company or a transaction that will result in a dissolution of the Company.

         (m) Code. The Internal Revenue Code of 1986, as amended from time to time, or any corresponding provision or provisions of any federal internal revenue law enacted in substitution of the Internal Revenue Code of 1986.

         (n) Company. Complete Power Solutions, LLC, a Florida limited liability company.

         (o) Company Accountants. Such independent accountants as may be selected, from time to time, by the Board of Managers.

         (p) Company Minimum Gain. This shall have the meaning set forth in Regulation Sections 1.704-2(b) and (d) for "partnership minimum gain."

         (q) Dato means William Dato.

         (r) Event of Dissolution. Any of the events that result in a dissolution of the Company as set forth in Section 9.01 hereof.

         (s) Fiscal Year. The calendar year.

         (t) Interim Capital Transaction. This shall have the meaning ascribed to such term in the definition of Capital Transaction in this Section.

         (u) IRS. The Internal Revenue Service of the Department of Treasury of the United States of America, or if the Internal Revenue Service ceases to exist, such other, subsequent or successor governmental agency that is charged with the task of, or otherwise responsible for, collecting taxes and administering the Code.

         (v) Law. The Florida Limited Liability Company Act, as amended from time to time.

         (w) Manager. Any Person (whether or not a Member) who may be appointed as a member of the Board of Managers by the Members in accordance with ARTICLE V hereof.

         (x) Member(s). Any Person who has made a Capital Contribution to the Company or acquired a Member Interest in the Company and has been admitted as a Member, whose name is listed on Schedule A hereto, as such Schedule may be amended from time to time. If a Manager is listed on Schedule A, the Manager shall also be deemed a Member and all references herein to a Member shall include the Manager unless the content expressly provides otherwise.

         (y) Member Interest or Member Interests. The entire ownership interest of a Member in the Company at any particular time, including such Member's rights to any and all distributions, allocations and other incidents of participation in the Company to which such Member may be entitled as provided in this Agreement and under applicable law, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement and the Law, and further including its Capital Account hereunder.

         (z) Member Minimum Gain. An amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in the same manner as "partner minimum gain" pursuant to Regulation Section 1.704-2(i).

         (aa) Member Nonrecourse Debt. Any nonrecourse debt (for the purposes of Regulation Section 1.1001-2) of the Company for which any Member bears the "economic risk of loss" within the meaning of Regulation Section 1.752-2.

         (bb) Member Nonrecourse Deductions. These shall have the meaning set forth in Regulation Section 1.704-2(i) for "partner nonrecourse deductions." The amount of Member Nonrecourse Deductions with respect to Member Nonrecourse Debt for any Fiscal Year equals the excess, if any, of (i) the net increase, if any, in the amount of Member Minimum Gain attributable to such Member Nonrecourse Debt during such Fiscal Year, over (ii) the aggregate amount of any distributions during that Fiscal Year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent such distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulation Section 1.704-2(i).

           (cc) Member Percentages. The respective percentage interest of each Member in the Company as set forth on Schedule A hereto as same may be amended from time to time.

         (dd) Nonrecourse Deductions. Deductions of the Company described in Regulation Section 1.704-2(b)(1).

         (ee) Nonrecourse Liability. A liability of the Company described in Regulation Sections 1.704-2(b)(3) and 1.752-1(a)(2).

         (ff) Officer. The Person(s), if any, appointed by the Board of Managers to perform specified executive functions for the Company, as specified further in ARTICLE V hereof.

         (gg) Permanently Disability or Permanently Disabled. When used with reference to a specified Person, this shall mean (i) any mental or physical illness, condition or incapacity which prevents the specified Person from performing his or her duties on behalf of the Company or any of its Affiliates for a period of ninety (90) substantially consecutive days during any 365 day period, (ii) a determination by an insurer that has issued a disability insurance policy to the Company, one or more Members or the Board of Managers with respect to a Person that such Person is permanently disabled as defined in the policy, or (iii) the determination by a court of competent jurisdiction that the specified Person is legally incapacitated or incompetent.

         (hh)  Person.  Any  individual,   partnership,   corporation,   limited
liability company, trust, unincorporated or incorporated association, or other entity.

         (ii) Profits and Losses. Profits and Losses means, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, including gain or loss from Capital Transactions, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

                  (ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

                  (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of "Gross Asset Value", the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                  (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                  (v) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of "Depreciation";

                  (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section
         743(b) is required pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Member's Member Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses: and

                  (vii) Notwithstanding any other provision of this Section, any items which are specially allocated pursuant to Section 4.05 or 4.06 shall not be taken into account in computing Profits or Losses.

The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 4.05 and 4.06 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

         (jj) Purchase Agreement. Purchase Agreement shall mean that certain Purchase Agreement dated January, 27, 2006 by and among the Company, William Dato ("Dato") and China Direct Trading Corporation, a Florida corporation ("CHDT").

         (kk) Regulation. Regulation shall mean a regulation interpreting the Code, including any temporary regulations, from time to time promulgated under the Code by the United States Treasury Department.

         (ll) Required Vote. In the case of a vote by the Members, the Required Vote shall mean the affirmative vote of the Members entitled to vote owning, in the aggregate, more than sixty percent (60%) of the Member Percentages of all of the Members entitled to vote and in any event, so long as Dato owns at least twenty percent (20%) of the Member Percentages must include the vote of Dato. In the case of a vote by the Board of Managers, the Required Vote shall mean the affirmative vote of a majority of the Managers, provided that in all cases, to be valid, a Required Vote of the Board of Managers must include the vote of all of the Managers appointed by Dato in accordance with ARTICLE V. Each Member and each Manager shall be entitled to vote on every matter as to which the Members or Managers are entitled to vote, regardless of whether the Member or Manager has a personal interest or other conflict of interest with respect to the outcome of such vote.

         (mm) Reserves. With respect to any fiscal period, funds set aside during such period which shall be maintained in amounts deemed sufficient by the Board of Managers for working capital for existing operations, for current investment or reinvestment and/or for future investment and operations.

         (nn) Securities Laws. The Securities Act of 1933, as amended, and any other applicable securities laws of any jurisdiction, including, in each case, the rules and regulations promulgated thereunder.

         (oo) Stipulated Rate. The rate of interest, calculated annually, equal to two percent (2%) per annum plus the annual rate of simple interest reported from time to time by The Wall Street Journal as the "Prime Rate", but not higher than the highest nonusurious rate of simple interest for commercial loans under applicable law, nor lower than the lowest interest rate that may be charged without causing the imputation of interest for federal income tax purposes.

         (pp) Term. The period commencing as of the date of this Agreement and ending upon the occurrence of an Event of Dissolution.

         (qq) Terminating Capital Transaction. This shall have the meaning ascribed to such term in the definition of Capital Transaction in this Section.

         (rr) Transfer. The sale, transfer, conveyance, gift, assignment, syndication, pledge, hypothecation, encumbrance or other disposition of all or any part of a Member Interest, either voluntarily, involuntarily, by operation of law or otherwise. If a Member Interest is held by a Person other than a natural person, a change in fifty percent (50%) or more of the equity ownership or voting control of such Person from the manner in which such ownership or voting control was held on the date such Person became a Member, shall be deemed Transfer.


FORMATION, NAME, BUSINESS,

         2.01 Formation. The Members have formed the Company for the purposes set forth herein. The Members shall execute any and all certificates or other documents, and take whatever action is required, in order to authorize the Company to conduct business as a limited liability company under the Law and other the laws of other jurisdiction applicable to the business of the Company. The rights and liabilities of the Members shall be as provided in the Articles and the Law, except as otherwise provided herein.

         2.02 Name. The business of the Company shall be conducted under the name of the Company and under any other name(s) which the Board of Managers selects that the Members approve of by Required Vote. If the Company does business under a name other than the name of the Company as set forth in its Articles, the Company shall file a fictitious name registration as required by applicable law.

         2.03 Principal Place of Business; Recordkeeping Office. The principal place of business for the transaction of the business of the Company shall be at such location as hereinafter may be determined by the Board of Managers.

         2.04 Purposes of the Company. The Company may engage in any lawful business permitted by the Law or the laws of any other jurisdiction in which the Company conducts its business. Without in any way limiting the generality of the foregoing, the Company expects that its principal purpose for which the Company is organized is to engage in the business of the sale and marketing of home generators and power systems ("Company's Business"). Without in any way limiting the generality of the foregoing, the Company may: (i) enter into, perform and carry out contracts and agreements as may be necessary, appropriate or incidental to the accomplishment of the purposes of the Company; (ii) sell, exchange, lease, mortgage or otherwise dispose of all or any part of the properties and assets of the Company for cash, stock, other securities or other property or any combination thereof; (iii) borrow money and evidence the same by notes or other evidences of indebtedness and secure the same with liens on all or any portion of the assets of the Company in furtherance of any of or all of the purposes of the Company; and (iv) do all other acts and things which may be necessary, appropriate or incidental to the carrying out of the business and purposes of the Company.

         2.05 Scope and Jurisdiction. The Company is authorized to engage in all business permitted by the Law. If the Company qualifies to do business in a foreign jurisdiction, then it may transact all business permitted in that jurisdiction. There is no jurisdictional restriction upon the property or activity of the Company.

         2.06 Title. Legal title to Company property, whether real, personal or mixed, shall be held in the name of the Company.

         2.07 Dealings with the Company by Members and Related Parties; Other Activities. The fact that any Member, Officer, or the Managers or any Affiliate thereof is directly or indirectly interested in or connected with any Person employed by the Company to render or perform services, or from, or to which the Company may buy or sell merchandise, services, material or other property, shall not prohibit the Company from employing such Person or from otherwise dealing with them; provided that, in each case, the terms of such employment, retention, purchase or sale are in the ordinary course of and pursuant to the reasonable requirements of the Company's Business and comparable to what the Company would obtain in an arm's length transaction with a Person not a Member, Officer, Manager or Affiliate. Neither the Managers, the Members nor their Affiliates are required to devote their full time or efforts to the business of the Company. The Managers, the Members and their respective Affiliates are each permitted to have business interests independent of the Company and the other Members which may be in competition with the Company. Neither the Company nor the other Members shall have any interest or rights with respect to any such business interest, and the Person shall not be deemed to have breached its duty of care, duty of loyalty, or duty of good faith and fair dealing under the Law by participating in such activities or by failing to present any such opportunity to the Company.


CAPITAL CONTRIBUTIONS; LOANS

         3.01 Capital Contributions. In exchange for their Member Interests, on or prior to the date hereof the Members have made Capital Contributions to the Company and have the Capital Accounts as set forth beside each Member's name on Schedule A hereto.

         3.02     Additional Capital Contributions.

         (a) Except as otherwise provided in this Agreement or the Law, no Member shall be required to make any Capital Contributions in addition to the Members' initial Capital Contributions ("Additional Capital Contributions"), and the Company shall not be required to accept any Additional Capital Contributions, without the unanimous written consent of all Members. Any such Additional Capital Contributions shall be made by the Members in proportion to their Member Percentages, or as otherwise unanimously agreed in writing by the Members, on or before ten (10) Business Days after the date of the unanimous written consent, or such other date as may be unanimously agreed in writing by the Members. Each Member acknowledges and agrees that all Additional Capital Contributions will be made without set-off, deduction, withholding or counterclaim of any kind, and shall be made in United States currency in cash or by bank cashier's check payable to the Company.

         (b) Each Member hereby acknowledges that if a Member fails to timely and fully make any payment of an Additional Capital Contribution to the Company pursuant to Section 3.02(a), each other Member who made its full Additional Capital Contribution may elect either to (i) receive a full refund of the Additional Capital Contribution made by such Member, or (ii) cause the Company to convert such Additional Capital Contribution of such Member to a loan to the Company pursuant to Section 3.03(b), upon such terms as agreed to by the Board of Managers and such Member, or if they cannot so agree, then upon such default terms provided in Section 3.03(b) hereof.

         3.03 Loans.

         (a) In the event that at any time or from time to time additional funds in excess of the Capital Contributions of the Members are required by the Company for or in respect of its business or any of its obligations, the Board of Managers may, but shall not be obligated to, apply on behalf of the Company to borrow such required additional funds, with interest payable at the then prevailing rates, from one or more Persons not a Member, Manager, or Affiliated with a Member or Manager, including without limitation commercial banks, savings and loan associations or other lending institutions. Any Member may, but is not required to, provide security or personal guarantees for such loans, in exchange for which such Member may be compensated in such amount as shall be agreed to by such Member and the Board of Managers.

         (b) In the event that the Manager is unable or chooses not to cause the Company to borrow said required additional funds from a commercial bank, savings and loan association or other lending institution, any Member (or an Affiliate of any Member) may, but is not required to, lend such funds to the Company. In the event that a Member elects, with consent of the Board of Managers, to provide the additional funds in the form of a loan to the Company, any such loan shall be evidenced by a negotiable promissory note of the Company and, unless otherwise agreed by the Board of Managers, shall bear interest at a fixed rate per annum equal to the Stipulated Rate as of the date of such loan. In no event shall any such loan bear interest at a rate in excess of the highest lawful nonusurious rate permitted by the law applicable to the loan. Any interest paid pursuant to this Section shall be deemed an expense of the Company and repayment of such loan(s) shall not affect the Capital Account of the Member. All loans from a Member to the Company, that are not evidenced by a written promissory note, loan agreement or similar document shall become immediately due and payable in full by the Company to the Member upon the Transfer of a Member's entire Member Interest, for any reason whatsoever. All loans made by a Member shall be and are hereby declared to be secured by a lien upon the assets of the Company, subject only to any prior liens granted to third party lenders.

         3.04     Other Matters Relating to Capital and Loans.
                  -------------------------------------------

         (a) Interest earned on Company funds shall inure solely to the benefit of the Company, and, except as specifically provided herein, no interest shall be paid upon any contributions or advances to the capital of the Company or upon any undistributed or reinvested income or profits of the Company.

         (b) The Capital Contributions of the Members shall be utilized for carrying out the purposes of the Company as set forth in this Agreement and for payment of any expenses incurred in connection therewith, including payment or reimbursement of expenses paid or incurred on behalf of the Company, whether prior or subsequent to the execution of this Agreement.

         (c) Loans by a Member to the Company (including those arising by virtue of payment under a guaranty or indemnity of the Company's obligations) shall not be considered contributions to the capital of the Company and shall not increase the Capital Account of the lending Member. Subject to the limitations contained in Article IV, the Company's deduction for interest paid in respect to any loan from any Member shall be allocated to that Member.

         (d) Except as may be specifically provided herein, no Member shall be entitled to withdraw its Capital Contribution, or to a return of any part of its Capital Contribution or to receive property or assets other than cash in return thereof without the consent of the Board of Managers, and the Board of Managers shall not be liable for the return of all or any portion of the Members' Capital Contribution.

         (e) No Member shall be entitled to priority over any other Member, either with respect to a return of his Capital Contribution or to allocations of taxable income, gains, losses or credits, or to distributions, except as provided in this Agreement.


ALLOCATIONS AND DISTRIBUTIONS

         4.01 Distribution of Available Cash and Net Proceeds from Capital Transactions. The Available Cash and Net Proceeds from Interim Capital Transactions, if any, shall be distributed to the Members at such times as determined in the discretion of the Board of Managers in accordance with the provisions of this Section 4.01; provided, however, that the Board of Managers shall make annual distributions from Available Cash to each Member (i) that is an individual, an amount equal to the product obtained by multiplying the portion of Profits allocated to such Member by the highest individual marginal tax rate and (ii) that is taxable as entity, an amount equal to the product obtained by multiplying the portion of Profits allocated to such Member by the highest marginal corporate tax rate applicable to such entity. In the case of all other distributions, any such distributions shall be made from Available Cash and Net Proceeds from Interim Capital Transactions to the Members, pro rata, in accordance with their then existing respective Member Percentages.

         4.02 Distribution of Net Proceeds from a Terminating Capital Transaction. The distribution of Net Proceeds from a Terminating Capital Transaction shall be made in accordance with the provisions of Section 9.02 hereof.

         4.03 Form of Distributions. No Member shall have the right to demand or receive property from the Company for any reason whatsoever and no Member shall have the right to sue for partition of the Company or of the Company's assets.

         4.04 Allocations of Profits and Losses. Profits and Losses shall be allocated to the Members, pro rata in accordance with their respective Member Percentages.

         4.05 Special Allocations. The following special allocations shall be made in the following order:

         (a) Minimum Gain Chargeback. Except as otherwise provided in Regulation
Section 1.704-2(f), and notwithstanding any other provision of this Article IV, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulation Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section is intended to comply with the minimum gain chargeback requirement in Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

         (b) Member Minimum Gain Chargeback. Except as otherwise provided in Regulation Section 1.704-2(i)(4) and notwithstanding any other provision of this
Article IV, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulation Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulation Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section is intended to comply with the minimum gain chargeback requirement in Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (c) Qualified Income Offset; Loss Limitation.

                       (i) If any Member unexpectedly receives any adjustment, allocation, or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which causes or increases a deficit capital account balance ("Adjusted Capital Account Deficit") in such Member's Capital Account (as determined in accordance with such Regulations), items of Company income and gain shall be allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member, provided that such allocations shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article IV have been tentatively made as if this Section were not in the Agreement. This provision is intended to be a "qualified income offset," as defined in Regulation Section 1.704-1(b)(2)(ii)(d), such Regulations being specifically incorporated herein by reference.

                    (ii) The Losses allocated pursuant to Section 4.04 hereof shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to
Section 4.04 hereof, the limitation set forth in this Section 4.05(c)(ii) shall be applied on a Member by Member basis so as to allocate the maximum permissible Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

         (d) Gross Income Allocation. In the event any Member has a deficit in its Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess, provided that an allocation pursuant to this Section shall be made only if and to the extent that such Member would have a deficit in its Capital Account in excess of such sum after all other allocations provided for in this Article IV have been made as if
Section 4.05(c) hereof and this Section were not in this Agreement.

         (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be specially allocated to each Member based upon their respective Member Percentages.

         (f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulation
Section 1.704-2(i)(1).

         (g) Excess Nonrecourse Liabilities. Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulation Section 1.752-3(a)(3), the Members' interests in Company profits are based upon their respective Member Percentages.

         (h) Distributions with Respect to Nonrecourse Liabilities. To the extent permitted by Regulation Section 1.704-2(h)(3), the Board of Managers shall endeavor to treat distributions of Available Cash as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would not cause or increase an Adjusted Capital Account Deficit for any Member.

             (i) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code
Section 743(b) is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Member Percentages in the event that Regulation
Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event that Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

         4.06 Curative Allocations. The allocations set forth in Section 4.05 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent
possible,   all  Regulatory  Allocations  shall  be  offset  either  with  other
Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Board of Managers shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 4.04.

         4.07     Tax Allocations:  Code Section 704(c).

         (a) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (i) of the definition of "Gross Asset Value").

         (b) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value," subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

         (c) Any elections or other decisions relating to such allocations shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

            (d) Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Profits or Losses, as the case may be, for the Fiscal Year.

         4.08     Other Allocation Rules.

         (a) Profits, Losses and any other items of income, gain, loss or deduction shall be allocated to the Members pursuant to this Article IV as of the last day of each Fiscal Year; provided that Profits, Losses and such other items shall also be allocated at such times as the Gross Asset Values of Company property are adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value.

         (b) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Manager using any permissible method under Code Section 706 and the Regulations thereunder.

         (c) All allocations to the Members pursuant to this Article IV shall, except as otherwise provided, be divided among them in proportion to the Member Percentages held by each.
         (d) The Members are aware of the income tax consequences of the allocations made by this Article IV and hereby agree to be bound by the provisions of this Article IV in reporting their shares of Company income and loss for income tax purposes, except to the extent otherwise required by law.

         4.09 Allocations to Transferred Interests. Company Profits and Losses which are allocable to a Member Interest that was Transferred or assigned during a Fiscal Year shall be further allocated between or among the transferor and transferee in proportion to the number of days during the Fiscal Year that each such transferee/transferor/Assignee/Assignor owned said Member Interest or in any other proportion authorized by the Code and selected by the Manager, without regard to the actual Company Profits or Losses as of the date of such Transfer or assignment and without regard to any distributions made with respect to such Member Interest.
6.10

                            MANAGEMENT OF THE COMPANY

5.01     Company Management.

         (a) Board of Managers.

                  (i) Rights, Powers and Duties. Subject to Section 5.02 hereof, the overall management and control of all aspects of the business and operations of the Company shall be vested exclusively in a Board of Managers, and all actions referenced herein to be taken by the Company shall mean by the Board of Managers. The Board of Managers shall be comprised of five (5) Managers, who shall initially be as listed on Schedule B attached hereto. For so long as Dato holds a Member percentage of twenty (20%) or more, Dato shall have the right to appoint a majority of the total members of the Board of Managers which initially mean the right to appoint himself and two (2) other persons to the Board of Managers. Dato's initial appointees to the Board of Managers are (i) Dato, (ii) Roger Francis and (iii) John Schaffert, Jr. (each a "Dato Designee"). For so long as CHDT holds a Member Percentage of twenty (20%) or more, CHDT shall have the right to appoint two (2) persons to the Board of Managers, who shall not represent more than a minority of the total Members of the Board of Managers (each a "CHDT Designee"). The Board of Managers shall only act upon the Required Vote of the Board of Managers, except as expressly otherwise provided in Section
5.02 hereof or elsewhere in this Agreement, the Articles or the Law, shall constitute the act of and serve to bind the Company. Each Manager shall use good faith efforts to carry out the business of the Company as set forth herein. The Board of Managers shall have the power and authority to elect, by Required Vote, Managers as Chairman of the Board and Vice Chairman of the Board. The Board of Managers may appoint Officers pursuant to Section 5.01(b) hereto who shall conduct the day-to-day operations of the Company and shall use good faith efforts to carry out the business of the Company as set forth herein. With respect to all of its obligations, powers and responsibilities and the limitations thereon as provided in this Agreement, the Board of Managers is authorized to execute and deliver, for and on behalf of the Company, such agreements or instruments as the Board of Managers may deem necessary or desirable, all on such terms and conditions as it may deem necessary or desirable, and the execution of such agreements, instruments or other documents by the Board of Managers shall be sufficient to bind the Company. Without limiting the generality of the foregoing, but subject to Section 5.02 hereof, the Board of Managers has the right, power and authority, on behalf of the Company, to:

         (A) Execute, on behalf of the Company, any and all agreements, contracts, documents, certificates and instruments necessary or convenient in connection with the Company's Business;

         (B) Employ such agents, employees, managers, Officers, accountants, attorneys, consultants and other professionals as it may deem necessary or desirable for the conduct of the Company's Business and pay from Company assets such fees, expenses, salaries, wages and other compensation to such parties (whether Members, Affiliates of Members or non-Members) as it may determine;

         (C) Hire, retain or employ, fire and coordinate the services of all employees, supervisors, attorneys, accountants, consultants, independent contractors and other persons necessary or appropriate to carry out the business of the Company (whether they be Members, Affiliates of Members or non-Members);

         (D) Pay from Company assets, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise upon such terms as it may determine, and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the Company;

         (E) Make from Company assets any and all expenditures that it may deem necessary or desirable for the conduct of the Company's Business and the carrying out of its obligations and responsibilities under this Agreement to the extent permissible under any other agreements (including mortgages) to which the Company is a party;

         (F) Declare and make distributions of capital or income, in cash or property, to Members;

         (G) Make or have made for the Company such market research reports, economic and statistical data, evaluations, analyses, opinions and recommendations as it may deem necessary or desirable with respect to the business of the Company;

         (H) Purchase, at the expense of the Company, liability and other insurance to protect the Company and the Company's assets and business;

         (I)  Invest  the  Company's   assets  in  bank  and  savings  and  loan
association savings accounts, commercial paper, government securities, certificates of deposit, bankers' acceptances, other short term interest bearing obligations and any other investments in the sole and absolute discretion of the Manager;

         (J) Maintain, at the expense of the Company, adequate records and accounts of all operations and expenditures and furnish the Members with annual statements of accounts as of the end of each Company Fiscal Year, together with tax reporting information;

         (K) Make, refrain from making, or revoke such elections under the tax laws of the United States, the several States and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction, and credit and as to all other relevant matters (including, without limitation, elections under Section 754 of the Code), as it believes necessary or desirable, in its sole and absolute discretion;

         (L) Enter into any leases for property, real or personal, in the ordinary course of the Company's Business;

         (M) Acquire any land or real property interest;

         (N) Make any purchases for, on behalf of, or in the name of, the Company;

         (O) Amend the Member Percentages of the Members, as set forth on Schedule A attached to this Agreement, to give effect to Transfers or the issuance of new Member Interests in accordance with Article VII of this Agreement;

         (P) Repurchase all or a portion of the Member Interest of a Member, with such Member's consent;

         (Q) Establish and maintain Reserves, in such amount as the Manager determines to be appropriate, in its reasonable discretion under the then existing circumstances;

         (R) Borrow money and issue evidences of indebtedness and security therefor, mortgage, pledge or otherwise encumber Company assets, refinance any borrowing, and name the Company as guarantor or indemnitor for any loan or borrowing to the extent permissible under any other agreements (including mortgages) to which the Company is a party;

(S) Except Additional Capital Contributions from Members;

(T) Consent to assignments and Transfers of Member  Interests,  and,  subject to
ARTICLE VII hereof, issue new Member Interests and admit Persons as Members, including substituted Members;

(U) Exercise the Company's option to repurchase all or a portion of the Member's Member Interest pursuant to Section 7.06 or ARTICLE XI hereof;

(V) Make, refrain from making, or revoke such elections under the tax laws of the United States, the several States and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction and credit and as to all other relevant matters (including, without limitation, elections under Section 745 of the Code), as it believes necessary or desirable, in its sole discretion; and

(W) Take any and all other action permitted under the Law and that is reasonably related to Company purposes.

(ii) Compensation. Except as provided herein or as otherwise agreed to in writing by the unanimous vote of the Members, the Managers shall serve without compensation, additional Distributions or allocations from the Company.

(iii) Voting. Whenever the Board of Managers is entitled, by this Agreement or otherwise, to vote on any particular matter, each Manager shall be entitled to one (1) vote. Except as specifically provided to the contrary herein, all actions of the Board of Managers shall be authorized by the Required Vote of the Managers, either (i) at a duly convened meeting in person pursuant to Section 5.01(a)(iv) hereof, or (ii) by written consent executed by a number of Managers sufficient to constitute the Required Vote. The Board of Managers may establish a regular schedule for meetings of the Board of Managers, in which event no notice of such meetings shall be required. The President of the Company or any two (2) members of the Board of Managers may call for a special meeting of the Board of Managers on not less than five (5) Business Days notice to all member of the Board of Managers. If action is taken by the Board of Managers by written consent in lieu of a meeting, notice of such action shall be given to the Managers that did not execute such written consent within ten (10) days after such action is effective; provided that failure to give such notice shall not affect the validity and binding effect of any such action by written consent.

(iv) Meetings. Meetings of the Board of Managers shall be held at the principal place of business of the Company or at any other place that a majority of the Managers determine. In the alternative, meetings may be held by telephone, provided that each Manager of the Board of Managers can hear the others. The presence of at least three (3) of the Mangers of the Board of Managers shall constitute a quorum for the transaction of business. Meetings shall be held once each month, or otherwise in accordance with a schedule established by the Board of Managers. In addition, any Manager may convene a special meeting of the Managers not less than five (5) Business Days' prior written notice to the other Managers. The Board of Managers also may make decisions, without holding a meeting by written consent of a majority of the Managers. Minutes of each meeting and a record of each decision shall be kept by the designee of the Board of Managers at the Company's recordkeeping office.

(v) Contractual Provisions. Except as may be expressly provided in this Agreement, the Managers shall have the right and authority to require a provision in all Company contracts that it not be personally liable thereon and the Person contracting with the Company is to look solely to the Company and its assets for satisfaction.

(vi) Delegation of Authority. The Board of Mangers shall have the right and authority to delegate, at the Company's expense, to one or more Persons (including, but not limited to, delegation among the Managers, one or more Officers, and/or one or more Members and/or one or more agents, employees or Affiliates of a Manager) the Manager's responsibilities and authority to manage and control the business, investments and affairs of the Company; provided, that such delegation shall not relieve the Manager of its obligations to the Company and the Members as provided in this Agreement.

(vii) Removal; Resignation. The Members may at any time, and from time to time, by Required Vote, without the consent of the Manager who shall not be entitled to vote for this purpose, remove the Manager as Manager of the Company with cause. A Manager who is a Dato Designee may be removed by Dato at any time with or without cause. A Manager who is a CHDT Designee may be removed by CHDT at any time with or without cause. For purposes of this Agreement "with cause" shall mean the Manager has abandoned its obligations as Manager or been found, in a final, non-appealable judgment of a court of competent jurisdiction, to have engaged in acts or omissions that constitute gross negligence, willful misconduct, or reckless disregard of the Manager's duties to the Company and the Members, or fraud as to the Company or the Members.

(A) Upon the death, dissolution, Permanent Disability or Bankruptcy of a Manager, such Manager shall be automatically removed as Manager.

(B) The Manager may resign as Manager of the Company at any time upon written notice to the Company and all the Members.

(C) Upon removal or resignation, the removed/resigned Manager shall immediately cease to have any authority to act as Manager for the Company. Any of the Company funds or other property in the possession or under the control of such removed/resigned Manager shall immediately be released and transferred to its successor. The removed/resigned Manager shall cooperate in the orderly transition of affairs to its successor.

(D) The removal or resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member, and shall not constitute withdrawal of the Member or redemption of its Member Interest.

 (viii) Election of Successor Manager. After the removal or resignation of a Manager which is a Dato Designee, Dato or his successor in interest may elect a successor Manager to replace a Dato Designee. After the removal or resignation of a Manager which is a CHDT Designee, CHDT may elect a successor Manager to replace a CHDT Designee. During the period that a Manager position is vacant, the remaining Managers may act on behalf of the Company. Notwithstanding anything to the contrary, within ninety (90) days after the removal or resignation of any Manager, the Member who appointed such Manager shall elect a successor Manager.

((b) Officers.

(i) Appointment of Officers. The Officers of the Company shall initially consist of William Dato who shall serve as Chief Executive Officer, President, and a Chief Operating Officer of the Company. Dato shall have the right, but is not obligated, to appoint one or more Vice-Presidents, a Treasurer and a Secretary. The scope of authority of each Officer shall be established by the Board of Managers and shall at all times be subject to the control and supervision of the Board of Managers. Officers need not be Members, but must be natural persons, as is otherwise required in a corporation governed by the Florida Business Corporation Act, Florida Statutes Chapter 607, as amended ("Florida's Corporate Laws"), and must qualify to hold such office. Any successor or additional Officers of the Company shall be appointed by the Board of Managers and shall hold office until the Officer's death, resignation, replacement or removal in accordance with this Agreement. A Person may hold more than one office at the same time, except that the offices of President and Vice-President may not be held by the same person. Appointment of an Officer or agent shall not of itself create contract rights between the Company and that Officer or agent. A vacancy in any office may be filled by the Board of Managers.

(ii) Authority of Officers. Subject to limitations that may be imposed from time to time by the Board of Managers, the Officers of the Company shall have the same scope of authority to control and manage the day-to-day operations of the Company, and to act for and bind the Company without the authorization of the Board of Managers or the Members as the officers of the same or similar titles in a corporation governed by Florida's Corporate Laws have to control and manage the day-to-day operations and to bind and act for the corporation without the approval of the corporation's board of directors. Unless expressly agreed in writing by the Board of Managers, the Officers shall at all times act in a fiduciary capacity for the Company as officers have to a corporation governed by Florida's Corporate Laws.

(iii) Compensation of Officers. The Officers shall receive such compensation, if any, in the amounts and at the times, as determined from time to time by the Board of Managers.

(iv) Removal or Resignation of Officers.

(A) The Board of Managers may at any time, and from time to time, with or without cause, at its sole discretion, remove an Officer as an officer of the Company, but the removal shall be without prejudice to the contract rights, if any, of the Officer so removed.

(B) Unless otherwise herein or in any written agreement between the Company and an Officer, an Officer may resign as an Officer of the Company at any time upon written notice to the Board of Managers.

(C) Upon removal or resignation, a removed/resigned Officer shall immediately cease to have authority to act as an Officer of the Company. Any Company funds or property in the possession or under the control of such removed/resigned Officer shall immediately be released and transferred to the Company. A removed/resigned Officer shall cooperate in the orderly transition of affairs to its successor.

(D) The removal or resignation of an Officer who is also a Member shall not affect the Officer's rights as a Member, and shall not constitute a withdrawal of the Member or redemption of its Member Interest, unless provided otherwise in this Agreement.

         5.02 Limitations on Authority. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Required Vote of the Members, the Board of Managers shall have no authority to:

         (a) Do any act in contravention of this Agreement;

         (b) Sell all or substantially all the assets of the Company or enter into any merger or consolidation of the Company with or into any other entity;

         (c) Dissolve or terminate the Company, or convert the Company into any other form of business entity, other than in accordance with this Agreement;

(d) Issue additional Member Interests, or admit Assignees as Members, all in accordance with Article VII hereof;

(e) Change the Fiscal Year of the Company;

(f) Initiate a voluntary Bankruptcy of the Company;

(g) Change the name of the Company or operate the Company under a name other than its name as set forth in its Articles;

(h) Knowingly perform any act that would subject any Member to liability as a member or general partner in any jurisdiction; and

(i) Change the size of the Board of Managers.

         5.03     Liability and Indemnification of Managers and Officers.

         (a) Neither the Managers, their designees, officers, directors, members, managers, partners, or employees, the Officers, nor any of their agents, Affiliates, successors or assigns (each an "Indemnified Principal") shall be liable to the Company or the Members for any loss or damage incurred by reason of any act performed or omitted in connection with the activities of the Company or in dealing with third parties on behalf of the Company, unless such act or omission was taken or omitted by the Indemnified Principal in bad faith, or such act or omission constitutes fraud, gross negligence or willful breach of fiduciary duty, in violation of the limits on the authority of the Indemnified Principal as set forth in this Agreement.

         (b) The Company, its receiver or its trustee, shall indemnify and save harmless each Indemnified Principal from any claim, liability, loss, judgment or damage incurred by it by reason of any act performed or omitted to be performed in connection with the activities of the Company or in dealing with third parties on behalf of the Company, including costs and attorneys' and paralegals' fees (which costs and fees may be paid as incurred) and any amounts expended in the settlement of any claims of liability, loss or damage, provided that the act or omission of the Indemnified Principal is not found, by a final, non-appealable ruling of a court of competent jurisdiction, to have resulted from an act or omission of the Indemnified Principal taken in bad faith, or that constitutes fraud, gross negligence or willful breach of fiduciary duty, by the Indemnified Principal in violation of the limits on the authority of the Indemnified Principal set forth in this Agreement. The Company shall advance all sums required to indemnify and hold the Indemnified Principal harmless as provided herein from the initiation of any claim against such Indemnified Principal, subject to acknowledgment in writing by such Indemnified Principal of the obligation to reimburse the Company in the event that, following the entry of a final, non-appealable judgment, it is determined that the Company was not obligated to indemnify such Indemnified Principal pursuant to this Agreement. All judgments against the Company and any one or more Indemnified Principals, wherein an Indemnified Principal is entitled to indemnification, must first be satisfied from Company assets before the Indemnified Principal shall be responsible for such obligations. The Company shall not pay for any insurance covering liability of the Indemnified Principals for actions or omissions for which indemnification is not permitted hereunder; provided, that nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and worker's compensation, as would be customary for any person owning comparable property and engaged in a similar business or from naming the Indemnified Principals as additional insured parties thereunder. Nothing contained herein shall constitute a waiver by any Member of any right which it may have against any party under any Securities Laws. The provisions of this Section shall survive the termination or expiration of the Company and/or this Agreement.


MATTERS REGARDING MEMBERS
         6.01     Liability and Indemnification of Members.

            (a) Except as may be provided in Articles III and V hereof, the Members shall not be bound by, or personally liable for, obligations or liabilities of the Company beyond the amount of their initial Capital Contributions and any Additional Capital Contributions to the Company; provided, however, the Members are obligated to return a distribution from the Company to the extent that the distribution is not permitted by Law.

         (b) The Company will indemnify, to the extent of Company assets and to the extent permitted by Law, each Member against any claim of liability asserted by a Person other than the Company or another Member against a Member solely because the Member is a Member of the Company. The Company shall advance all sums required to indemnify and hold the Members harmless as provided herein from the initiation of any claim against such Member, subject to acknowledgment in writing by such Member of the obligation to reimburse the Company in the event that, following the entry of a final, non-appealable judgment, it is determined that the Company was not obligated or permitted to indemnify such Member pursuant to this Agreement.

         6.02 Management. No Member is an agent of the Company solely by virtue of being a Member. No Member has the right, power or authority to sign for, act for or bind the Company solely by virtue of being a Member. Except for their right to consent to certain actions as provided herein, and in particular
Section 5.04 hereof, the Members in their capacities as Members shall not participate in the operation or management of the business of the Company, or transact any business for or in the name of the Company. Any Member who signs for, takes any action for, or binds the Company in violation of this Section
6.02 shall be solely responsible for any loss, expense and liability incurred as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss, expense and liability. However, in the sole discretion of the Manager, the Company is entitled to keep any benefit to the Company (including but not limited to any revenue, gain, income, profit or right) resulting from any action taken by a Member in violation of this Section 6.02.

         6.03 Limitation of Certain Rights. The Members shall not have the right or power to: (i) withdraw or reduce their Capital Contributions to the Company except as a result of the dissolution of the Company or as otherwise provided in this Agreement or by the Law; (ii) bring an action for partition against the Company or with respect to any of its property; or (iii) cause the termination or dissolution of the Company by court decree or as may be permitted by the Law, such rights being specifically waived by the Members.

         6.04     Meetings and Quorum.

         (a) Meetings of the Members for any purpose may be called by the Board of Managers, and shall be called by the Board of Managers upon receipt of a request in writing signed by any Member. Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted. Such meetings shall be held at a location specified by the Board of Managers. Notice of any such meeting shall be delivered to all Members entitled to vote at such meeting in the manner prescribed in Section 12.02 of this Agreement within ten
(10) days after receipt of such request and no fewer than fifteen (15) days or more than ninety (90) days before the date of such meeting. The notice shall state the place, date, hour and purpose of the meeting. Notwithstanding the forgoing provisions, each Member who is entitled to notice waives notice/ objections to the place, date, hour and purpose of the meeting if before or after the meeting the Member signs a waiver of the notice which is filed with the records of Members' meetings, or participates in the meeting in person or by proxy other than for the sole purpose of objecting to the notice. At each meeting the Members present or represented by proxy shall adopt such rules for the conduct of such meetings as they shall deem appropriate. A list of names and addresses of all Members shall be maintained as part of the books and records of the Company.

         (b) The presence in person or by proxy of the Required Vote of the Members shall constitute a quorum at all meetings; provided, however, that if there be no such quorum, Members (or their proxies) owning more than fifty percent (50%) of the Member Percentages of the Members present as such meeting may adjourn the meeting from time to time without further notice until a quorum shall be obtained.

         (c) Each Member may authorize any Person(s) to act for it by proxy in all matters in which a Member is entitled to participate. Every proxy must be signed by the Member or its attorney-in-fact. Unless a proxy is expressly stated to be irrevocable, is coupled with an interest and is approved, in writing, by the Manager, every proxy shall be deemed to be revocable and shall no longer be valid after the expiration of six (6) months from the date thereof. Every revocable proxy shall be recoverable and rescindable (if rescinded prior to any vote) by the Member executing it.

         6.05 Voting. Whenever the Members are entitled by this Agreement to vote on any particular matter, each Member shall be entitled to vote in proportion to the then-existing Member Percentage of such Member as set forth on Schedule A, as amended. Except as specifically provided to the contrary herein, all actions of the Members shall be authorized by Required Vote of the Members, either (i) at a duly convened meeting in person, pursuant to Section 6.04 hereof, or (ii) by written consent executed by Members owning the Member Interest sufficient to constitute the Required Vote. If action is taken by the Members by written consent in lieu of a meeting, notice of such action shall be given to the Members that did not execute such written consent within ten (10) days after such action is effective; provided that failure to give such notice shall not affect the validity and binding effect of any such action by written consent.

         6.06     Special Power of Attorney.

         (a) Each Member, by his execution of the Member's signature page to this Agreement, irrevocably makes, constitutes and appoints the Board of Managers with full power of substitution, their true and lawful attorney-in-fact, for them and their names, places and steads, to make, execute, sign, acknowledge, swear to, deliver, record and file any document or instrument which may be considered necessary or desirable by the Board of Managers to carry out the provisions of this Agreement, including, without limitation, the following:

                       (i) Any amendment to this Agreement made with such consents, if any, of the Members as provided herein, any separate certificate of membership, any certificate of doing business under any assumed name, and any other certificate, instrument or document which may be required to be filed, or which the Board of Managers deems advisable to file, under the laws of any state or the regulations of any governmental agency, as well as any amendments to the foregoing;

                      (ii) Any instrument or document which may be required or appropriate to carry out the purposes of the Agreement, effect the continuation of the Company; and

                     (iii) Any instrument or document which may be required to approve the choice of and admit any additional or substituted Member, dissolve and terminate the Company, or consent to the return to the Members of all or a part of their respective Capital Contributions by reason of distributions to the Members, or as may be required or helpful to effectuate a transaction approved by Required Vote of the Members pursuant to Section 5.02 hereof.

         (b) The foregoing special power of attorney granted by each Member shall be one which:

         (i) Is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the granting Member;

         (ii) May be exercised by the Board of Managers for each Member by a facsimile signature or by executing any instrument with a single signature as attorney-in-fact for all Members; and

         (iii) Shall survive the delivery of any attempted Transfer or assignment by a Member of any of his Member Interest, except that where the transferee or assignee has been approved by the Manager for admission to the Company as a substituted Member, this special power shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument or document necessary to effect such substitution.

         6.07     Special Limitations.  The Members shall have no authority to:

                  (a) Take any action that would adversely affect Dato's control over the business and operations of the Company; and

                  (b) Take any action that would adversely affect the ability of CHDT to consolidate its financial statements with the Company.

         Notwithstanding anything to the contrary of Section 6.07(b) above, Dato shall not be obligated to make any change that would materially adversely affect any of his rights, including without limitation, his Membership Interest in the Company, his right to repurchase Company membership interest (as set forth in Section 7.08 hereof), his right to appoint Dato Designees to the board of the Company, the material terms of his Employment Agreement (defined herein) and the material terms under the Purchase Agreement. For purposes of this Agreement, "Employment Agreement" shall mean that certain Employment Agreement dated January,27, 2006 by and among Dato, the Company and CHDT.


ISSUANCE AND TRANSFERS OF MEMBER INTERESTS

         7.01 Prohibition. Except as provided in this Article VII and Article XI hereof, absent the written consent of the Board of Managers, no Member shall Transfer all or any portion of its Member Interest or any interest or right therein. Any purported Transfer of a Member Interest in violation of the provisions of this Agreement shall be void ab initio, the transferee thereof shall only have the rights of an Assignee, and the Member shall continue to have all rights, duties and obligations as a Member of the Company.

         7.02 Rights of Assignee. Subject to Section 7.07 hereof, an Assignee shall be entitled to share in such Profits and Losses, to receive such Distribution(s), and to receive such allocation of income, gain, loss, deduction, or credit or similar item to which the assignor was entitled, to the extent assigned, if required by law. Any interest in the Company or any Member Interest acquired by an Assignee is subject to the terms and conditions of this Agreement and the Articles. An Assignee shall not be admitted as a member of the Company unless (i) the Board of Managers and the Required Vote of the Members, not including the assignor, approve such Assignee becoming a Member, which consent may be withheld in the sole and absolute discretion of the Board of Managers, with or without reason, and (ii) the other conditions specified in
Section 7.04 hereof are satisfied. An Assignee has no rights or entitlements in respect to the Company or any Member Interest except as specifically granted to the Assignee in this Agreement or the Articles. By way of illustration and not limitation, an Assignee shall have no (i) voting or consent rights of any nature or kind, or (ii) rights to require any information or accounting of the Company's transactions or finances or to inspect Company books. If, however, an Assignee is admitted to the Company as a Member pursuant to this Section and
Section 7.04, such admission shall vest in such Assignee all rights, powers, authorities, obligations and responsibilities inuring to and imposed upon Members hereunder.

         7.03 Issuance of Additional Member Interest. No additional Members shall be admitted into the Company by creation of additional Member Interests without the prior written consent of the Board of Managers and the Required Vote of the Members, which consent may be withheld in the sole and absolute discretion of the Board of Managers, with or without reason. The Board of Managers is authorized to issue additional Member Interests to Persons, who are not already Members ("Potential New Member"), from time to time when it is determined by the Board of Managers and the Required Vote of the Members that it is in the best interest of the Company to do so. The Capital Contributions to be required, the Member Percentage to be given, and other terms and conditions of any issuance of additional Member Interests shall be determined by the Board of Managers and subject to approval by the Required Vote of the Members, and the Member Percentages of all Members existing prior to such issuance shall be diluted proportionately as required to issue the new Member Interest.

         7.04 Admission of Members. Except as otherwise provided in Section 7.05 and ARTICLE XI hereof, an Assignee or Potential New Member will be admitted to the Company as a successor or additional Member only if all of the following conditions are met:

         (a) The Members have complied with Section 7.06 hereof, if applicable;

         (b) The Board of Managers and a Required Vote of the Members consent in writing, in accordance with Section 7.02 hereof as to Assignees, and Section
7.03 hereof as to Potential New Members, to the admission of the Assignee or Potential New Member as a Member;

         (c) The Assignee or Potential New Member agrees in writing to be bound by the provisions of this Agreement;

         (d) The Assignee or Potential New Member executes any and all documents, including an amendment to this Agreement, required to effectuate or evidence its admission to the Company as a Member, and delivers to the Company its (A) taxpayer identification number, and (B) initial tax basis in the Transferred Interest;

         (e) The Assignee or Potential New Member reimburses the Company for all reasonable costs and expenses (including reasonable attorney's fees) incurred in connection with the Transfer and admission, if applicable;

         (f) The Assignee or Potential New Member is not a minor or legally incompetent;

         (g) The Transfer of the existing Member Interest or issuance of additional Member Interest does not constitute a default under any agreement to which the Company, assignor, Assignee or Potential New Member is bound; and

         (h) If deemed necessary by the Manager, an opinion of counsel is delivered to the Manager in form, substance and from counsel satisfactory to the Manager to the effect that the proposed Transfer or issuance of additional Member Interest: (A) does not require registration under the Securities Laws;
(B) will not result in the Company being subject to the Investment Company Act of 1940, as amended; and (C) will not cause the Company's election for pass through tax treatment to be terminated for federal income tax purposes pursuant to Code Section 708.

         7.05 Permitted Transfers. Except as set forth in this Section, but subject to ARTICLE XI hereof, the prohibitions and restrictions on Transfers of Member Interests set forth in ARTICLE VII shall not apply to a Transfer of all or any portion of a Member Interest to any of the following Persons ("Permitted Transferees"): (i) an entity controlled solely by such Member or a revocable trust established by the Member for such member and/or one or more of such Member's Affiliates, with the Member as sole trustee or co-trustee or such trust and where the Member retains sole voting control over such Interest; (ii) another Member or an entity controlled solely by such other Member, whether pursuant to ARTICLE XI or otherwise; (iii) subject to ARTICLE XI hereof, any Person if the Transfer is by will or intestate succession, or (iv) to the Company, whether pursuant to ARTICLE XI or otherwise. Any Transfer to a Permitted Transferee shall still be subject to compliance with the provisions of
Section 7.04 hereof; provided, however, that if the Transfer is to another Member, the requirements of Sections 7.04(b) through 7.04(d) shall be deemed satisfied.

         7.06     Right of First Refusal.

         (a) In the event that a Member desires to sell all, but not less than all, the Member's Member Interest ("Offered Interest") directly, or indirectly through a Transfer of the equity or voting rights of a Member that is not a natural person, to any Person or entity other than the Company ("Proposed Transferee") and other than pursuant to another Section of this Agreement, such Member ("Offeror Member") shall first give written notice ("Notice of Offer") of the proposed sale to the Company and to all the other Members. The Notice of Offer shall include: (i) a true copy of a bona fide, signed, written offer by the Proposed Transferee to purchase the Offered Interest, the price ("Purchase Price") and the terms and conditions ("Purchase Terms") upon which such offer is made, including any deposit paid or required, and the name and the residence address of the Proposed Transferee; and (ii) an offer ("Purchase Offer") to sell all the Offered Interest at the Purchase Price and on the Purchase Terms to the Company and, secondarily, in the event the Company is unable or does not desire to purchase the Offered Interest, to all the other Members (hereinafter referred to individually as "Offeree Member" and collectively as "Offeree Members"). The Purchase Offer shall be and remain irrevocable until 11:59 PM (local time of the Company's principal office) on the twentieth (20th) day after the date on which the Company is deemed to have received the Notice of Offer (the "Acceptance Period").

         (b) The Company and each Offeree Member shall give the Offeror Member written notice of its or his acceptance or rejection of the Purchase Offer on or before the expiration of the Acceptance Period.

         (c) If the Company gives the Offeror Member written notice of its acceptance of the Purchase Offer within the Acceptance Period, the Company shall purchase all of Offered Interest at the Purchase Price and on the Purchase Terms, or, at the Company's sole discretion, the Company may allow any or all of the Offeree Members who gave written notice of their acceptance of the Purchase Offer within the Acceptance Period to purchase all or a portion of the Offered Interest along with or in lieu of the Company, in either case with all the Offered Interest being purchased at the Purchase Price and on the Purchased Terms. If the Company does not give the Offeror Member written notice of its acceptance of the Purchase Offer within the Acceptance Period, the Offeree Members who have given the Offeror Member written notice of their acceptance of the Purchase Offer (hereinafter referred to individually as "Purchasing Member" and collectively as "Purchasing Members") shall purchase all the Offered Interest at the Purchase Price and on the Purchase Terms in such individual proportions as they shall mutually agree or, in the absence of such agreement, in such individual proportions as the amount of each Purchasing Member's Member Percentage bears to the aggregate amount of all the Member Percentages owned by the Purchasing Members. The foregoing shall not prohibit the Company and the Offeree Members from collectively purchasing all the Offered Interest in such individual proportions as they shall mutually agree.

         (d) In the event that neither the Company nor any of the Offeree Members give the Offeror Member written notice of their acceptance of the Purchase Offer in the manner described above within the Acceptance Period, the Offeror Member may sell all the Offered Interest to the Proposed Transferee for the Purchase Price and subject to the Purchase Terms; provided, however, that the sale to the Proposed Transferee must be unconditionally concluded within sixty (60) days after the expiration of the Acceptance Period, or the Offeror Member must again offer the Offered Interest to the Company and the Offeree Members in accordance with the provisions of this Section prior to consummating the sale with the Proposed0 Transferee. Upon consummation of the sale to a Proposed Transferee, such Proposed Transferee shall have the status of an Assignee hereunder, unless and until such Assignee is admitted as a Member in accordance with Section 7.04 hereof. However, the sale by the Offeror Member to the Assignee shall be deemed an authorized Transfer hereunder and the Offered Interest shall not be subject to the provisions of Section 7.07 hereof.

         (e) The closing ("Closing") of the purchase of the Offered Interest by the Company and/or the Purchasing Members pursuant to this Article, shall be held on the date set forth for Closing in the Purchase Terms if such date is not earlier than the thirtieth (30th) day, nor later than the sixtieth (60th) day, following the date on which the Notice of Offer was given. Otherwise, the Closing date shall be the forty fifth (45th) day after the date on which the Notice of Offer was given (or, if not a Business Day, the next Business Day thereafter). At Closing, the Offeror Member shall: (i) represent and warrant that the Offeror Member is the sole owner of the Member Interest being sold, that such Member Interest is held free and clear of any and all pledges, claims, liens and rights of others (other than as set forth in this Agreement) and that the Offeror Member has the full power, right and authority to consummate the transaction; (ii) resign and cause the Offeror Member's appointees to resign from all offices and directorships held with the Company; and (iii) deliver to the Company and/or the Purchasing Members all other documents necessary to transfer such Member Interest.

         7.07     Option to Purchase Member Interest Upon Assignment.

         (a) If a Member attempts to transfer all or a portion of its Member Interest in violation of this Agreement (such Member hereinafter referred to as an "Assignor"), the Assignor will immediately notify the Company in writing ("Assigned Notice") of such Transfer or purported Transfer and the Company will have the option ("Purchase Option") for a period of one (1) year from the later of the Assignment Notice date or the date the Company otherwise has knowledge of such non-Member becoming an Assignee to purchase the Assignor's entire Member Interest, including all rights and interests herein and including any interest therein claimed by an Assignee, at an amount ("Assignment Purchase Price") equal to the lower of (i) the fair market value of such Assignor's Member Interest, as determined by the Company Accountants and Manager in consultation with such business valuators, appraisers or banks as they deem necessary, or (ii) the Assignor's Capital Account balance as of the date of such Transfer or purported Transfer. If the Assignment Purchase Price is determined to be a negative number, it shall instead be increased to $1. The Assignment Purchase Price shall be offset against any amounts owed by the Assignor and paid by the Company to such requesting Member, whether or not such sums are then due and payable, to the extent the Assignment Purchase Price exceeds zero.

         (b) The closing ("Purchase Option Closing") of the acquisition of the Assignor's Member Interest pursuant to a Purchase Option shall take place on a Business Day determined by the Board of Managers. At the Purchase Option
Closing, the Assignor shall: (i) represent and warrant (expressly, or by operation of this Agreement) that the Assignor is the sole owner of the Member Interest being sold, that such Member Interest is held free and clear of any and all pledges, claims, liens, encumbrances and rights of others (other than of the Assignor's Assignee or as otherwise set forth in this Agreement) and the Assignor has the full power, right and authority to consummate the transaction, subject only to such Assignee's claims, if any; (ii) resign and cause the Assignor's designees to resign (expressly, or by operation of this Agreement) from all offices and managerial positions held with the Company, if any: and
(iii)  deliver to the Company all other  documents  necessary  to transfer  such
Member Interest. If the Assignor fails to do so, the Manager, as attorney-in-fact for any Assignor as to which a Purchase Option has been exercised, may execute and deliver any or all of the documents contemplated by the foregoing clauses (i) through (iii). At the Purchase Option Closing, the Assignor hereby consents to the Company delivering all or a portion of the net Assignment Purchase Price to the Assignor's Assignee on behalf of the Assignor in full or partial satisfaction of such Assignee's claim against Assignor, if any, and the Company shall deliver the balance of the net Assignment Purchase Price, if any, to the Assignor by delivering an unsecured promissory note to the Assignor, which promissory note shall bear interest at the lowest Applicable Federal Rate (AFR) as provided in Section 1274 of the Code on the Business Day immediately preceding the Purchase Option Closing, shall be payable in thirty-six (36) equal monthly installments of principal and interest, with the first payment due one month after the Purchase Option Closing date, and shall allow for prepayments without penalty or interest. If the Assignor disputes the amount of the Assignment Purchase Price pursuant to an interpleader action filed against Assignor and Assignee in any court of competent jurisdiction, and such deposit shall be deemed compliance with the Company's payment obligation at the Purchase Option Closing and title to such Member Interest shall transfer to the Company.

         7.08     Right to Purchase.

         (a) Dato shall have the right to purchase twenty percent (20%) of CHDT's Membership Interest at a purchase price equal to the fair market value of such Member Interest commencing on the first to occur of (1) the third (3rd) anniversary of the closing date of the Purchase Agreement unless prior to such date, CHDT has either (i) made an underwritten public offering of the Member Interests at a price that values the Company at an aggregate amount not less than Fifteen Million Dollars ($15,000,000) where Dato has the right to include his Member Interests in the offering at the expense of CHDT, other than underwriter's discount or (ii) paid Dato eleven percent (11%) of the Member Interests in consideration of the agreement of the Company to engage CHDT as CHDT's exclusive supplier of import generators and distribute twenty percent (20%) of the Member Interests to CHDT's Preferred Stock and Common Stock shareholders as a dividend which dividend in proportion to their total ownership of the capital stock of CHDT treating the shares of Preferred Stock as shares of Common Stock on an "as if converted" basis or (2) in the event that CHDT's independent public auditors or the Securities and Exchange Commission shall determine that CHDT shall not be permitted to consolidate the financial statements of the Company with the financial statements of CHDT.

         (b) The closing ("Closing") of the purchase and sale of the Member Interest pursuant to this Section 7.08 shall be held on the date set forth by the Board of Managers. At Closing CHDT shall: (i) represent and warrant that it is the sole owner of the Member Interest being sold, that such Member Interest is held free and clear of any and all pledges, claims, liens and rights of others (other than set forth in this Agreement) and that CHDT has the full power, right and authority to consummate the transaction and (ii) deliver to the Company and/or Dato all other documents necessary to transfer such Member Interest.

         7.09 Rights of a Member's  Representative.  Subject to Section 7.07 and
ARTICLE XI hereof, if an individual who is a Member loses the legal capacity to act on such Member's own behalf including, without limitation, as a result of such Member's death, Permanent Disability, incompetence, incapacity or Bankruptcy, such Member's personal representative, guardian, trustee or Person serving in a similar capacity, as the case may be, shall have all the rights of a Member for purposes of settling or managing his estate, and such power as the decedent, incompetent, or bankrupt possessed to constitute a successor, other than a Permitted Transferee, as an Assignee and to join with such Assignee in making application under this ARTICLE VII to substitute such Assignee as a Member. Subject to Section 7.07 and ARTICLE XI hereof, if applicable, upon the adjudication of Bankruptcy, dissolution or other cessation of existence as a legal entity of a Member which is not an individual, the authorized representative of such entity shall have all of the rights of a Member for the purpose of effectuating the orderly winding-up and disposition of the business of such entity and such power as such entity possessed to constitute a successor, other than a Permitted Transferee, as an Assignee and to join with such Assignee in making application under this ARTICLE VII to substitute such Assignee as a Member. However, such representative or trustee shall not have the right to become a substituted Member in the place of his predecessor in interest unless each of the conditions of Section 7.04 is satisfied.

         7.10 Transfer Restriction Reasonable. The parties agree that the identity of the Members and the individual owners of entity Members, as applicable, was material to the Members' decision to participate in the Company. Therefore, the parties have agreed that the prohibitions and requirements set forth in this ARTICLE VII are fair and reasonable.

         7.11 Repayment of Outstanding Loans to Members. Notwithstanding any other provision of this Agreement to the contrary, no Member may Transfer all or any portion of its Member Interest to any Person, and no Member may purchase all or any portion of the Member Interest of another Member, unless such transferring or purchasing Member agrees to pay, in cash at the time of closing of such transaction, any and all outstanding loans, debts, and obligations owed by the transferring Member to the Company as of the closing date of such transaction, whether or not such loan or obligation is then due and payable; provided, however, that the provisions of this Section shall not apply to a Transfer to a Permitted Transferee.


FISCAL MATTERS

         8.01 Books and Records. The Board of Managers shall keep, or cause to be kept, full and accurate books and records of all transactions of the Company using such method of accounting as determined by the Board of Managers in consultation with the Company Accountants. All organizational records of the Company and other records required to be kept by the Company under the Law, shall, at all times, be maintained at the Company's record keeping office, and shall be open during ordinary business hours for inspection and copying upon the reasonable request and at the expense of the Member(s) so requesting and its/their authorized representatives.

         8.02     Reports and Statements.
         (a) Within ninety (90) days after the end of each Fiscal Year, the Company shall, at its expense, cause to be delivered to any Person who was a Member at any time during the preceding Fiscal Year the following audited or unaudited financial statements, which obligation may be satisfied by delivery to the Members of a copy of the Company's federal tax return:

                  (i) A profit and loss statement for such period; and

                  (ii) A balance sheet of the Company as of the end of such period.

         (b) The Board of Managers shall, at the expense of the Company, prepare, or cause to be prepared, for delivery to the Members prior to the due date thereof, all federal and any required state and local income tax returns for the Company for each Fiscal Year of the Company.

         8.03 Appointment of Tax Matters Partner. The Board of Managers is hereby designated pursuant to Code Section 6231(a)(7) as the Company's "Tax Matters Partner," and is responsible for acting as the liaison between the Company and the IRS. The Tax Matters Partner shall have the duties of a tax matters partner as provided in the Code, in addition to such other duties as are provided under this Agreement. The Tax Matters Partner shall be reimbursed by the Company for all out-of-pocket expenses, costs and liabilities expended or incurred by the Tax Matters Partner in acting as the Company's Tax Matters Partner.

         8.04 Tax Status. Any provision hereof to the contrary notwithstanding, solely for United States federal income tax purposes, each of the Members hereby recognizes that the Company will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the Code. The Members intend that the Company be taxed as a partnership for United States income tax purposes. The Members intend that all special allocations be considered to have economic effect under the "qualified income offset" provisions described in Regulation Section 1.704-1(b)(2)(ii)(d). All questions of construction and interpretation shall be resolved consistently with that intent.

         8.05 Tax Elections. The Board of Managers shall, at its sole discretion, from time to time determine whether or not to make or attempt to revoke any and all tax elections, including without limitation, methods of depreciation methods and recovery periods, capitalization of construction period expenses, amortization of organizational and start-up expenditures, basis adjustments upon admission or retirement of Members, and any other federal, state, or local income tax elections.

         8.06 Bank Accounts. All funds of the Company shall be deposited in one or more bank account(s) opened in the Company's name. The Board of Managers shall determine the institution(s) at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

DISSOLUTION

         9.01 Dissolution. The Company shall be dissolved only upon the occurrence of any of the following: 6.11 (a) The sale of all or substantially all of the assets of the Company;

         (b) The written election by the Board of Managers and the Required Vote of the Members that the Company should be dissolved;

              (c) A Manager has died, resigned, withdrawn or been removed as such, and the Members did not elect a successor Manager pursuant to and within the time required by Section 5.02(d) hereof;

         (d) The date on which the Company suffers a Bankruptcy; or

         (e) The Company is required to be dissolved under the Law.

         9.02     Wind-Up of Affairs
         (a) Upon dissolution of the Company, the Board of Managers shall proceed with dispatch and without any unnecessary delay to sell or otherwise liquidate the Company's assets. The Capital Account of each Member shall be determined. Profits or Losses to the date of termination, including realized profits or losses arising from a sale of all of the assets of the Company (whether or not recognized for federal income tax purposes), and unrealized profits and losses on any assets to be distributed in kind (determined as if such assets had been sold by the Company for prices equal to their respective fair market value) shall be allocated as set forth in Article IV and credited or charged to the Capital Accounts of the Members. The Board of Managers shall distribute the net proceeds and any other liquid assets of the Company in the manner hereinafter set forth:

         (i) First, to the expenses of any such sale or disposition;

         (ii) Next, to the payment of just debts and liabilities of the Company (including all amounts of any principal or interest payable with respect to any loans from Members), in the order of priority as provided by the Law;

         (iii) Next, to the establishment of any reserve that the Board of Managers may deem reasonably necessary for any contingent or unforeseen liabilities and other obligations of the Company or of the Members arising out of or in conjunction with the Company's affairs; and

         (iv) Finally, to the Members, an amount equal to their then existing positive Capital Account balances, as determined after taking into account all Capital Account adjustments for the Company's taxable year during which such liquidation occurs.

         (b) The wind-up of the affairs of the Company shall be conducted exclusively by the Board of Managers, which is hereby authorized to do any and all acts and things authorized by law for such purpose. Notwithstanding anything to the contrary in this ARTICLE IX, if the event causing the dissolution is that pursuant to Section 9.01(c) hereof, the Members shall by Required Vote select one (1) Person (whether or not a Member) to wind-up the affairs of the Company, and if the Members cannot so select a Person within ten (10) Business Days following the effective date of the event causing the dissolution pursuant to
Section 9.01(c) hereof, then any Member may petition a court of competent jurisdiction to appoint a receiver to wind-up the affairs of the Company. The Person(s) conducting the wind-up of the affairs of the Company shall receive no separate compensation for conducting the wind-up of the affairs of the Company, unless a court appoints a receiver and orders that such receiver be paid certain compensation. In liquidating the assets of the Company, all tangible assets of a saleable value shall be sold at such price and terms as the Board of Managers in good faith determines to be fair and equitable. Any Person in which all or any of the Members are in any way interested may purchase such assets at such sale. It shall not be necessary to sell any intangible assets of the Company. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Company to minimize the losses normally occurring upon a liquidation.

         (c) If any assets of the Company are to be distributed in kind, such assets shall be distributed on the basis of the then fair market value thereof (after adjusting the Capital Accounts of all Members for any unrealized gain or loss inherent in such property, as set forth above). The fair market value shall be determined by the Board of Managers, or, if requested by any Member, by an independent appraiser who shall be selected by agreement of the Board of Managers and the Required Vote of the Members, or if they cannot so select a single appraiser then each Member and the Board of Managers shall select their own appraiser and those appraisers shall select a new appraiser, whose sole appraisal shall be final and binding on the Company, absent manifest error or fraud. In the discretion of the Board of Managers, all or any portions of the distributions that would otherwise be made to the Members pursuant to this
Article IX may be:

                       (i) Distributed to a trust established for the benefit of the Members solely for the purposes of liquidating Company property, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Members arising out of or in connection with the Company. A distribution to such a trust for the Members shall be treated, based upon the fair market value of the distributed assets, as a distribution of Net Proceeds of a Capital Transaction. The assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Board of Managers in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to this
Article IX; or

                    (ii) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to allow for the collection of the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Members as soon as practicable.

         The portion of the distributions that would otherwise have been made to each of the Members that is instead distributed to a trust or withheld to provide a reserve pursuant hereto shall be determined in the same manner as the expense or deduction would have been allocated if the Company had realized an expense equal to such amounts immediately prior to distributions being made pursuant to this Article IX.

         9.03 Termination. The Company shall terminate when all Company assets shall have been disposed of.

REPRESENTATIONS OF THE MEMBERS

         By their execution below, each Member represents and warrants to the Board of Managers and the Company as follows:

         (a) If the Member is a Person other than a natural person, the Member is duly organized, validly existing, and in good standing under the laws of its state of organization and that it has the full organizational power and authority to execute and agree to this Agreement and to perform its obligations hereunder.

         (b) The Member is an accredited investor and is a sophisticated investor by virtue of his education, training and/or numerous prior investments made on his own behalf or through entities which he, alone or with others, controls. The Member is knowledgeable and experienced in financial and business matters, especially in investments which are similar to the Company's Business, and which have risks similar to those which may be encountered by the Company. The Member is capable of evaluating the merits and risks of an investment in the Company.

         (c) The Member has been furnished or otherwise obtained all information necessary to enable him to evaluate the merits and risks of his prospective investment in the Company. The Member recognizes that the Company has no prior operating history, may be highly leveraged and involves substantial risks. An investment in the Company is highly speculative and the Member may suffer a complete loss of his investment.

         (d) The Member has been furnished or has had access to any and all material documents and information regarding the Company, the Managers and the equitable owners of the Manager if the Manager is not a natural person. The Member has had an opportunity to question the Managers and its officers, directors, partners, trustees, or other Persons who control or manage the Manager if the Manager is not a natural person and receive adequate answers to such questions. The Member hereby acknowledges that the Company has made available to the Member prior to any investment in the Company all information requested by the Member and reasonably necessary to enable the Member to evaluate the risks and merits of an investment in the Company. The Member, after a review of this information and other information he has obtained, is aware of the speculative nature of any investment in the Company.

         (e) The Member is aware that the Member will have to make the Capital Contributions required hereunder. The Member can bear the economic risk of the investment in the Company (including the possible loss of his entire cash payment) without impairing the Member's ability to provide for himself and/or his family in the same manner that the Member would have been able to provide prior to making an investment in the Company. The Member understands that he must continue to bear the economic risk of the investment in the Company for an indefinite period of time.

                        (f) The Member understands that the Member Interests have not been registered under the Securities Laws of any other jurisdiction, inasmuch as the offering of Member Interests is being made to a limited group of potential investors or are not deemed to be securities under the Securities Laws. The Member understands that he has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the Member Interests under the Securities Laws.

         (g) The Member Interest is being acquired solely for the Manager's own account and is not being purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Laws. The Member will not resell or offer to resell any Member Interests except in accordance with the terms of this Agreement and in compliance with all applicable Securities Laws.

(h) The Member's acquisition of its Member Interest does not and will not breach or conflict with any obligation of such Member to a previous employer or any other Person, any obligation to keep confidential any information acquired by such Member prior to acquiring its Member Interest, or any restrictive covenant to which such Member is bound.

        (i) The Member is aware that there is no assurance, representation or warranty, by any Person, that any assets anticipated to be acquired by the Company will operate at a profit, will generate sufficient cash flow for distribution to the Members, or will appreciate in value or be sold at a profit. The Board of Managers is authorized to incur indebtedness on behalf of the Company, to pay costs incurred in conducting and completing the Company's Business, to establish and maintain Reserves, and to use Company revenues to pay the organization costs and debt costs of the Company. The use of Company revenues for such purposes will delay the Member's receipt of Available Cash distributions from the Company, and may require the Member to report and pay tax on Company income without having received contemporaneous cash distributions, even if Company is profitable.

        (j) The Member acknowledges that there is no current market for the Member Interests and none is anticipated to develop. Moreover, there are substantial restrictions on the Transfer of the Member Interests. Therefore, the Member has considered its prospective investment in the Company to be long-term liquid investment acceptable because the Member is willing and can afford to accept and bear the substantial risks of the investment for an indefinite period of time.

        (k) The Member understands that the Company's Board of Managers may have the authority to negotiate, settle and compromise matters with the IRS relating to all Members of the Company. The Board of Managers may take positions on issues or effect compromises binding on all Members of the Company which the Board of Managers believes are in the best interests of the Company, but which may not be in the best interests of individual Members, including the Member. In the event of an audit, each Member must consult with its own tax advisor with respect to such Member's rights and obligations.


                BUYBACK OF MEMBER INTEREST ON DEATH, DISABILITY,
                        AND TRANSFER BY OPERATION OF LAW

         11.01 Option to Buyback. On the terms and subject to the conditions of this Article XI, upon the occurrence of a Buyback Event (as defined in Section
11.02 hereof), the Company and, the Buyback Members (as hereinafter defined) shall have the option to purchase ("Buyback") from the Transferor (as defined in
Section 11.02 hereof), and the Transferor shall have the obligation to sell, all the Buyback Interest (as defined in Section 11.02) for the Buyback Price (herein defined). The "Buyback Price" means an amount of money equal to the amount that the Transferor would receive if all of the assets of the Company were to be sold for the Determined Value (as defined in Section 11.04 hereof), all debts of the Company were paid and the Company was thereafter liquidated, without Reserves, in accordance with the provisions of Section 9.02 hereof. The "Buyback Members" are all Members other than the Departing Member (as defined in Section 11.02 hereof).

         11.02 Buyback Events. For purposes of this Agreement, a "Buyback Event" is any of the following events that occur with respect to a Member ("Departing Member"):

         (a) A Member that is a natural person dies or, if an employee of the Company, becomes Permanently Disabled. In the event the Departing Member dies, the "Transferor" shall be his estate (acting through his or its legal representatives), or in the event the Departing Member becomes Permanently Disabled, the "Transferor" shall be the "Departing Member", and in either case the "Buyback Interest" shall be all the Member Interest owned by the Departing Member on the date he died or became Permanently Disabled; or

         (b) A Member's Member Interest has been or will be transferred by operation of law as a result of the Member's Bankruptcy, dissolution and liquidation (whether voluntary or involuntary where the entity fails to become active within twelve (12) months of the date of involuntary dissolution), divorce, court order or otherwise, in which event the "Transferor" shall be the Person(s) to whom such Interest has been or will be so transferred and the Buyback Interest shall be all the Member Interest that has been or will be so transferred. Notwithstanding anything to the contrary in this Agreement, in the event that all or any portion of a Member's Member Interest is Transferred pursuant to Section 7.05 hereof, the "Departing Member" and "Transferor" shall include the Person(s) to whom the Member Interest was so transferred and the "Buyback Interest" shall include the Member Interest held by such Person.

         11.03 Notice of Buyback Event. The Transferor shall give the Company and each Buyback Member written notice of the occurrence of a Buyback Event
("Buyback Event Notice") within seven (7) days after the occurrence of the Buyback Event, which notice shall specify the Buyback Event, and, if known, the name of the Person ("Proposed Assignee") who shall own the Buyback Interest if the Buyback is not exercised. If the Transferor fails to deliver a timely Buyback Event Notice, the Company and/or any Buyback Member may send written notice to the Company, the Transferor, all the other Buyback Members, and the Company's attorney, which notice shall recite that the Company and/or Buyback Members, within the past seven (7) days, learned of a specific Buyback Event, which notice for purposes hereof, shall constitute a "Buyback Event Notice". The date on which the first Buyback Event Notice has been duly given with respect to a Buyback Event shall be referred to as the "Buyback Event Notice Date".

         11.04    Determination of Buyback Price.

         (a) For purposes of this ARTICLE XI, the term "Determined Value" shall mean the fair market value of the Company's assets as of the last day of the month immediately preceding the Buyback Event, as determined in accordance with this Section 11.04. Upon a Buyback Event, the Company and Transferor shall attempt to agree upon the Determined Value. If the Company and the Transferor cannot agree upon a Determined Value within twenty (20) days of the Buyback Event Notice Date, the Company and Transferor shall attempt in good faith to agree in writing upon a neutral third party accredited by the American Institute of Certified Public Accountants as a business valuator and qualified to appraise businesses such as the Company's Business ("Appraiser"), which Appraiser shall, within twenty (20) days of being retained, establish the Determined Value as of the last day of the month immediately preceding the Buyback Event and give written notice thereof to the Company and the Members ("Appraisal Notice"). In the event that the Company and the Transferor cannot agree upon an Appraiser within twenty-five (25) days after the Buyback Event Notice Date, the Determined Value shall be decided by a panel of three (3) Appraisers, whereby each of the Company and the Transferor shall select one Appraiser within thirty (30) days of the Buyback Event Notice Date, and those two (2) Appraisers shall agree on and select a third Appraiser, or if no third Appraiser is agreed upon by the thirty-fifth (35th) day after the Buyback Event Notice Date, either party my petition a court of competent jurisdiction to appoint a third Appraiser. On or before the thirtieth (30th) day after the third Appraiser is selected or appointed, each Appraiser shall deliver its separate signed, written Appraisal
Notice to the Company, Transferor, the Buyback Members and the Company Accountants. In the event that the Company and the Transferor could not agree upon a single Appraiser, the Determined Value shall be calculated by the Company Accountants as hereafter provided. The Company Accountants shall discard any such appraisal that is at least ten percent (10%) higher or lower than each of the two (2) appraisals, and shall then average the remaining appraisals. If the foregoing would result in discarding all three (3) appraisals, the Determined Value shall be equal to value provided in the written appraisal which is neither the highest nor the lowest of three (3) written appraisals.

         (b) Each of the Company and the Transferor shall pay the fees and other costs of the Appraiser appointed by that party, and the fees and other costs of the third Appraiser, or the sole Appraiser, if applicable, shall be shared equally by both the Company and Transferor. Once the Determined Value is so established, the Company Accountants shall determine the Buyback Price in the manner provided in Section 11.01 hereof, which determination shall be final and binding upon the Company, Buyback Members and the Transferor, absent manifest error or fraud. Promptly following establishment of the Buyback Price, the Company shall deliver written notice of same to the Transferor and the Buyback Members and the date of such notice shall be the "Buyback Price Date".

         11.05    Buyback Interest.

         (a) The Company may exercise the Buyback for some or all of the Buyback Interest by delivering written notice thereof to the Transferor within thirty
(30) days after the Buyback Price Date (the "Buyback Exercise Period"). To the extent the Company does not exercise the Buyback within the Buyback Exercise Period, it shall be deemed to have waived the Buyback.

         (b) If the Company does not exercise the Buyback for all the Buyback Interest within the Buyback Exercise Period, the Transferor shall, within five
(5) days after the expiration of such period, send written notice ("Buyback Member Notice") to each of the Buyback Members of their right to exercise the Buyback for the Buyback Interest as to which the Company did not exercise the Buyback ("Remaining Buyback Interest"). The Buyback Members may exercise the Buyback for the Remaining Buyback Interest by sending written notice thereof to the Transferor within fifteen (15) days after the date the Buyback Member Notice is received by such Buyback Member. Each Buyback Member that exercises the Buyback in accordance with the foregoing (individually "Buyback Purchaser" and, collectively, "Buyback Purchasers") shall be obligated to purchase the Remaining Buyback Interest in the same proportion that the amount of Member Percentage owned by each bears to the aggregate amount of all Member Percentages owned by all such Buyback Purchasers, or in such other proportions as they shall agree.

         (c) If neither the Company nor the Buyback Members exercise the Buyback for all of the Buyback Interest in accordance with the foregoing, the Proposed Assignee identified in the Buyback Event Notice, or thereafter designated by the Transferor, shall be permitted to own the Buyback Interest as an Assignee, with the eligibility to become a Member subject to compliance with Section 7.04 hereof. Notwithstanding anything to the contrary in this ARTICLE XI, the Transferor shall not be obligated to consummate a sale to the Company and/or the Buyback Purchasers unless they, singly or collectively, acquire the entire Buyback Interest.

         11.06 Payment of Buyback Price; Set-Off. The Buyback Price shall be payable by the Company and/or the Buyback Members, as the case may be, as follows:

         (a) twenty-five percent (25%) of the Buyback Price shall be payable in cash or by cashier's check at the Buyback Closing (as defined in Section 11.08 hereof) or as soon thereafter as received as a prepayment on the Buyback Notice (hereinafter defined);

         (b) if the Buyback Event is the death of a Member and, as a result of the death of the Member, life insurance proceeds are payable to the Company, then the amount by which the insurance proceeds exceed the amount payable pursuant to Section 11.06(a) above shall also be paid in cash or by cashier's check at the Buyback Closing. If the amount of such insurance proceeds exceeds the Buyback Price, the Company shall own the amount of such excess;

         (c) the balance of the Buyback Price to be paid by the Company shall be payable at the Buyback Closing by delivery of a promissory note ("Buyback Note") of the Company. The Buyback Note shall accrue interest at the Prime Rate (as hereinafter defined) fixed on the business day immediately preceding the Buyback Closing, and shall be payable in thirty six (36) equal consecutive monthly installments of principal and interest commencing one month after the Buyback Closing. For purposes of this Agreement, "Prime Rate" shall mean the prime rate of interest published in the Wall Street Journal or, if the Wall Street Journal ceases to publish a prime rate, as published in another nationally recognized financial publication selected by the Company that publishes a prime rate. The Buyback Note shall be prepayable in whole or in part at any time without premium or penalty. The amount of the Buyback Note may, at the Company's sole discretion, be set off against any and all amount then owed to the Company by the Departing Member or Transferor. The Buyback Note shall be secured by all the assets of the Company then existing or thereafter acquired pursuant to a security agreement and, as to any real estate owned by the Company, by a mortgage. If the Company's grant of a security interest in or mortgage on certain collateral would create a default under the terms of a prior financing obtained by the Company from an institutional third party lender, then the Company shall use its good faith best efforts to obtain the lender's consent. If, notwithstanding the Company's efforts, such consent is not obtained, the security interest and mortgage to be given by the Company shall be subordinate to, if permitted by the existing lenders, or excluded from such collateral provided the third party financing was not entered into for the purposes of evading the Company's obligation to provide the security required to be provided pursuant to this Section 11.06(c). The Buyback Note shall also be secured by the pledge of all the Buyback Interest pursuant to a written pledge agreement. The security agreement, mortgage and pledge agreement (collectively "Security Agreements") shall be executed and delivered to the Transferor by the Company at the Buyback Closing, together with all necessary financing statements, documentary stamp tax and other filing fees required in connection with those documents or the filing thereof. If the Company and the Transferor are unable to agree upon the forms to be utilized for the Security Agreements, the forms of such documents to be used in the transaction shall be forms obtained by the Transferor that are used for comparable financing by a bank doing business in South Florida, as modified by the Transferor to conform such documents as necessary for use purposes of the transaction contemplated by this Section; and

         (d) the balance of the Buyback Price to be paid by the Buyback Members, if any, pursuant to Section 11.05(b) hereof, shall be payable at the Buyback Closing by delivery of a Buyback Note from each of the Buyback Members, on the same terms and conditions as set forth in Section 11.06(c) above; provided, however, that the Buyback Notes of the Buyback Members(s) shall only be secured pursuant to a pledge agreement, in the same form for all Buyback Purchasers (each, a "Pledge Agreement"), by a pledge of the acquired Buyback Interest. The Pledge Agreement shall be executed and delivered to the Transferor by the Buyback Member(s) at the Buyback Closing, together with all necessary financing statements, documentary stamp tax and other filing fees required in connection with those documents or the filing thereof. If a Buyback Member and the Transferor are unable to agree upon the forms to be utilized for the Pledge Agreements, the forms of such documents to be used in the transaction shall be forms obtained by the Transferor that are used for comparable financing by a bank doing business in South Florida, as modified by the Transferor to conform such documents as necessary for use purposes of the transaction contemplated by this Section.

         (e) Notwithstanding anything in this Section 11.06 to the contrary, each of the Company and Buyback Purchasers may, at their sole discretion, elect to set off any payment in this Section 11.06 against any and all amounts then owed to the Company or such Buyback Purchaser, respectively, by the Departing Member or Transferor.

         11.07 Release from Guaranties. It shall be a condition precedent to the Transferor's obligation to sell the Buyback Interest pursuant to the Buyback that the Departing Member and/or its Affiliate be released, effective as of the Buyback Closing, from all personal liability for and guaranties of Company indebtedness and obligations or, if the Company or the Buyback Purchasers are unable to obtain such release, the Company and the Buyback Purchasers indemnify and hold harmless the Departing Member from any personal liability for and guaranties of the Company's indebtedness and obligations and the Security Agreements described in Section 11.06(c) shall secure the Company's obligations under such indemnity.

         11.08 Buyback Closing. The closing of the purchase and sale of the Buyback Interest pursuant to the Buyback ("Buyback Closing") shall take place sixty (60) days after the Buyback Price Date, or on the immediately following Business Day if such sixtieth (60th) day is not a Business Day, or on such other date as the parties to the transaction shall mutually agree. At the Buyback Closing, the Transferor shall: (i) represent and warrant that the Transferor is the sole owner of the Interest being sold, that such Interest is held free and clear of any and all pledges, claims, liens and rights of others (other than the effect of this Agreement) and that the Transferor has the full power, right and authority to consummate the transaction; (ii) resign and cause the Transferor and the Departing Member and their respective designees to resign from all offices and directorships held with the Company; and (iii) deliver to the Company and/or the Buyback Purchasers the Interest so sold, duly endorsed for transfer with all necessary transfer tax stamps affixed, if applicable, together with all other documents necessary to transfer such Interest. At the Buyback Closing, the Company and/or the Buyback Purchasers shall execute and deliver a Buyback Note pursuant to Section 11.06 hereof, for their respective portion of the Buyback Price. At the Buyback Closing, the Company may, in its sole discretion, elect to satisfy all indebtedness of the Company to the Departing Member (except for the Company's indebtedness for the Buyback as contemplated in Section 11.06 hereof); provided, however, that if the Company chooses not to satisfy all of such indebtedness, such indebtedness shall remain in full force and effect. Unless the Members otherwise agree by Required Vote, upon the Company's acquisition of all or any of the Buyback Interest, such acquired Buyback Interest shall be canceled and the remaining Member's Member Interests shall be increased proportionately.

         11.09 Life Insurance. The Company may, but shall not be obligated to, obtain and maintain in force life insurance policies on the life of each Member (or the Affiliate(s) of any Member), in such amounts as the Board of Managers, from time to time, shall deem appropriate. The Members shall take such actions, including submitting to medical examination, as be reasonably required for the Company to obtain and maintain such policies. The Company shall be the sole owner of the policies issued to it and may apply to the payment of the premiums any dividends declared and paid on the policies. The Company shall pay all premiums on such insurance policies and shall give proof of payment to the
Members within fifteen (15) days after the due date of each premium. Notwithstanding Section 11.04 hereof, the parties agree that any resultant insurance proceeds from any such life insurance policies shall not be included in the calculation of the Determined Value pursuant to this ARTICLE XI, and shall not be deemed to enhance the value of the Company for purposes of appraising the Company's value pursuant to Section 11.04 hereof or calculating the Determined Value pursuant to Section 11.01 hereof.


MISCELLANEOUS

         12.01 Amendments. This Agreement may be amended at any time with the written consent of, in each case, the Board of Managers and (a) the Required Vote of the Members in every instance other than those described in clauses (b) and (c); (b) all of the Members, if an amendment affects a Member's obligations to make Capital Contributions or a Member's allocable share of Profits and Losses or share of distributions; and (c) without the consent of any of the Members if the amendment is (i) to substitute or add Members, or modify the Member Percentages, to the extent provided for in this Agreement; (ii) to add to the representations, duties or obligations of the Board of Managers or surrender any right or power granted to the Board of Managers herein, for the benefit of the Members; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement;
(iv) to preserve the status of the Company as a "partnership" for federal income tax purposes; (v) to delete or add any provision of this Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state "Blue Sky" commission or official or similar such official, which addition or deletion is deemed by such commission, agency or official to be for the benefit or protection of the Members; or (vi) if such amendment is, in the opinion of counsel for the Company, necessary or appropriate to satisfy the requirements of Code Section 704(b) or the regulations promulgated thereunder. If amended, the Manager shall file, or cause to be filed, an amendment of the Articles with the appropriate authorities, in the event that the Manager determines the filing of such amendment to be necessary or appropriate to comply with the Securities Law or the Law.

         12.02 Notices. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a "Notice") required or permitted to be delivered to any party hereto under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (a) upon hand delivery thereof and written receipt of same, (b) upon telefax and written confirmation of transmission, (c) on the first (1st) Business Day after mailing by any internationally recognized overnight delivery company (e.g. Federal Express/
DHL), or (d) on the third (3rd) Business Day after mailing United States registered or certified mail, return receipt requested, postage prepaid. All Notices shall be addressed to such party at the party's last known address on the records of the Company, initially as set forth on Schedule A hereto, or, if to the Company, at the Company's registered office. Any party may designate, by notice to all of the others, substitute addresses or addressees for Notices; and, thereafter, Notices are to be directed to those substituted addresses or addressees.

         12.03 Agency. Except as provided herein, nothing herein contained shall be construed to constitute any Member hereof the agent of any other Member hereof or to limit in any manner the Members in the carrying on of their own respective businesses or activities. Any Member may engage in and/or possess any interest in other business ventures of every nature and description, independently or with others, whether existing as of the date hereof or hereafter coming into existence; and neither the Company nor any Member hereof shall have any rights in or to any such independent ventures or the income or profits derived therefrom.

         12.04 Further Assurances. The Members will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

         12.05 Headings. The headings of the various sections of this Agreement are intended solely for convenience of reference, and shall not be deemed or construed to explain, modify or place any construction upon the provisions hereof.

         12.06 Successors and Assigns. This Agreement and any amendments hereto shall be binding upon and, to the extent expressly permitted by the provisions hereof, shall inure to the benefit of the Members, their respective heirs, legal representatives, successors and assigns.

         12.07 Applicable Law; Venue; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof. Agreed upon venue, to the extent permitted by law, shall be Broward County, Florida. Each party consents to the jurisdiction of the federal courts of the United States located in the Southern District of the State of Florida and the state courts of the State of Florida located in Broward County, Florida. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations of the jurisdictions in which the Company does business.

         12.08 Entire Agreement. This Agreement, including any Schedules and Exhibits attached hereto, sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Company, the Company business and the Company assets as to the subject matter hereof, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, except as set forth herein.

         12.09 Counterparts. This Agreement and any amendments hereto may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument. Any party hereto may execute this Agreement by facsimile signature or the other parties shall be entitled to rely on such facsimile signature as evidence that such party has duly executed this Agreement. A party executing this Agreement by facsimile signature shall immediately forward to the other parties an original signature page by overnight mail, but the failure of such delivery shall not invalidate the validity of the facsimile signature.

         12.10 Gender. Wherever the context requires, any pronoun used herein may be deemed to mean the corresponding masculine, feminine or neuter in form thereof and the singular form of any nouns and pronouns herein may be deemed to mean the corresponding plural and vice versa as the case may require.

         12.11 Remedies. Each of the parties acknowledges and agrees that in the event that a party shall violate any of the restrictions or fails to perform any of the obligations hereunder, the Company and/or the other parties will be without adequate remedy at law and will therefore be entitled to enforce such restrictions or obligations by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies it may have at law or in equity.

         12.12 Attorney Fees. If the Company or any party hereto is required to engage in litigation against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any rights under this Agreement, and such litigation results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees (including paralegal fees), court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

         12.13 No Third Party Beneficiary. This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other Person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

         12.14 No Recordation. Neither this Agreement nor any memorandum thereof shall be recorded amongst the public records of any governmental authority without the prior written consent of the Manager.

         12.15 Provisions Severable. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdiction in which the parties do business. If any provision of this Agreement, or the application thereof to any person or circumstance shall, for any reason or to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         12.16 No Foreign Person Withholding. Each of the Members hereby represents and warrants that it is not a "foreign person" within the meaning of Code Section 1445.

         12.17 Legal Representation. The Company may retain one or more legal counsel ("Law Firm"), from time to time, to represent the Company on specified matters and the Members hereby recgnize and acknowledge that representation of the Company shall not establish any attorney-client relationship between the Members and the Law Firm. It is further expressly acknowledged and agreed by the Members, that any Law Firm representing the Company may also represent the Manager or any Affiliates of the Manager.

         12.18 Conflict Waiver.  The Members hereby  acknowledge and agree that:
(i) Ruden, McClosky, Smith, Schuster & Russell, P.A. ("Firm") has represented the Company and William Dato in the preparation of this Agreement and may hereafter represent the Company and William Dato in other matters; (ii) the Firm has also represented one or more Members and/or their Affiliates in the past, and may do so in the future; (iii) each Member has waived any conflict of interest that exists as a result of such representation; and (iv) each Member has been advised to consult with independent legal counsel before entering into this Agreement, and has sought such counsel as they deemed appropriate.

         12.19 No Broker. The Members have not entered into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         12.20 No Waiver. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

         12.21 Patent Errors. The Members hereby authorize and direct the Manager to correct patent errors and to fill in any blanks, which blanks shall not be substantive to the terms hereof, in this Agreement or in any exhibit, instrument, document or agreement related hereto and to attach hereto or thereto any exhibits or schedules which are part hereof or thereof.

         12.22 Survival of Terms. The expiration or termination of this Agreement for any reason shall not release any party from any liabilities or obligations set forth in this Agreement which (a) the parties have expressly agreed shall survive any such expiration or termination, (b) remain to be performed, or (c) by their nature would be intended to be applicable following any such expiration or termination. The expiration or termination of this Agreement shall not affect or limit any of the parties' indemnification obligations or any other matters set forth in this Agreement that should survive in order to carry out their intended purpose.

         12.23 Construction. This Agreement shall not be construed against any party by virtue of a party being deemed the Agreement's drafter. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto.

         12.24 Schedules and Exhibits. Each Schedule and Exhibit referred to in this Agreement forms an essential part of this Agreement, and if not physically attached hereto, should nonetheless be treated as part of this Agreement, and are hereby incorporated herein by reference.

               WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.



                                    COMPANY:

                                    COMPLETE   POWER   SOLUTIONS, LLC

                                       By:
                                        ----------------------------------------
                                    Print Name: _William Dato___________________

                                    Title: __Manager____________________________

                                    MEMBERS:


                                    William Dato, individually

                                    CHINA DIRECT TRADING CORPORATION,
                                    A FLORIDA CORPORATION


                                    By:_______________________________________
                                    Print Name:________________________________
                                    Title:_____________________________________


SCHEDULE A

                                                      MEMBERS


                                                                          MEMBER
NAME AND ADDRESS                         PERCENTAGE        CAPITAL CONTRIBUTION/
                                                           CAPITAL ACCOUNT
William Dato                                          49.00%
4100 North Powerline Road
Suite 0-3
Pompano Beach, FL 33073
China Direct Trading Corporation            51.00%
12535 Orange Drive
Suite 613
Davie, FL 33330

TOTAL                                                 100.00%
--------------------------------------------------------------------------------



                                                    SCHEDULE B

                                                     MANAGERS

                                 Dato Designees

                                  William Dato
                                  Roger Francis
                               John Schaffert, Jr.

                                 CHDT Designees

                                  Howard Ullman
                                 Jeffrey Postal